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                       Securities and Exchange Commission
                            Washington, D.C. 20549


                             ______________________

                                    Form 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                             ______________________


                        Date of Report:  July 19, 2000
                       (Date of Earliest Event Reported)


                                e resources inc
             (Exact Name of Registrant as Specified in its Charter)


 ______________________________________________________________________________


           Utah                      33-14065-D                 87-0476117
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)          Identification Number)

                  304 North Highway 377, Roanoke, Texas 76262
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (817)491 -8698
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Item 4.   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
FINANCIAL DISCLOSURE.

     Effective July 19, 2000, the Company's independent public accountant for fiscal year 1999, H J & Associates, LLC, ("H J & Associates") was dismissed. H J & Associates was dismissed primarily due to numerous occasions of late preparation of financial statements. Pursuant to the disclosure requirements of
Item 304(a)(iii) of Regulation S-B, the decision to change accountants was approved by the Company's Board of Directors.

     During the two (2) most recent fiscal years and the period of January 1, 2000 through July 19, 2000, there were no disagreements with H J & Associates on any matter of accounting principle or practice, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. H J & Associates' report on the Company's financial statements for the past two (2) years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The letter from H J & Associates to the office of the Chief Accountant of the Securities and Exchange Commission stating whether H J & Associates is in agreement with the statements contained in this Form 8-K was requested by the Company on July 19, 2000. As of the filing date of this Form 8-K, the letter from H J & Associates not been received by the Company.

     Effective July 25, 2000, the Company engaged Hein & Associates, LLP ("Hein & Associates"), 12770 Coit Road, Suite 1150, Dallas, Texas 75251, as its independent public accountant for fiscal year 2000. During the two (2) most recent fiscal years and the period of January 1, 2000 through July 25, 2000, neither the Company (nor anyone on behalf of the Company) consulted Hein & Associates regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event; and such matters were not an important factor in reaching a decision to engage Hein & Associates as the Company's independent public accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         e resources inc

Date: July 25, 2000                      By: /s/ Charles C. Cunningham
                                            ----------------------------------
                                            Charles C. Cunningham
                                            President

                                         By: /s/ Christopher C. Curtis
                                            ----------------------------------
                                            Christopher C. Curtis
                                            Chief Executive Officer

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